UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 20, 2005
                           ---------------------------

                                    Citicorp
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                     1-5738                       86-1515595
---------------                -----------               -------------------
(State or other                (Commission                  (IRS Employer
 jurisdiction of               File Number)               Identification No.)
 incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events.

Results of Operations
(Unaudited)

     This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and twelve-month periods ended December 31, 2004 and December 31, 2003. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated January 20, 2005. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                           Fourth Quarter        Twelve Months
                                        --------------------   -----------------
                                           2004     2003 (1)     2004     2003
                                        --------------------   -----------------

INTEREST REVENUE
Loans, including Fees                   $ 11,409  $ 10,197     $44,010  $37,969
Deposits with Banks                          (75)      108         345      819
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell       144        84         429      322
Investments, including Dividends           1,566     1,150       5,682    4,760
Trading Account Assets                       522       389       1,948    1,485
Loans Held-For-Sale                          267       146       1,014      919
                                        --------------------  ------------------
                                          13,833    12,074      53,428   46,274
                                        --------------------  ------------------

INTEREST EXPENSE
Deposits                                   2,657     1,503       9,112    7,151
Trading Account Liabilities                   21        16          98       62
Purchased Funds and Other Borrowings         783       592       2,363    1,624
Long-Term Debt                             1,156       922       4,283    3,637
                                        --------------------  ------------------
                                           4,617     3,033      15,856   12,474
                                        --------------------  ------------------

NET INTEREST REVENUE                       9,216     9,041      37,572   33,800
                                        --------------------  ------------------

POLICYHOLDER BENEFITS AND CLAIMS             149       136         524      545
PROVISION FOR CREDIT LOSSES                1,386     2,195       6,234    8,045
                                        --------------------  ------------------
  TOTAL BENEFITS, CLAIMS, AND              1,535     2,331       6,758    8,590
   CREDIT LOSSES                        --------------------  ------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES      7,681     6,710      30,814   25,210
                                        --------------------  ------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                       3,485     3,453      12,914   12,048
Foreign Exchange                             971       918       2,503    3,530
Trading Account                             (153)     (325)        306     (546)
Investment Transactions                      150       (66)        676      254
Other Revenue                              2,338     1,500       8,931    6,090
                                        --------------------  ------------------
                                           6,791     5,480      25,330   21,376
                                        --------------------  ------------------

OPERATING EXPENSE
Salaries                                   3,104     2,722      11,621   10,500
Employee Benefits                            716       587       2,691    2,301
                                        --------------------  ------------------
  Total Employee-Related Expenses          3,820     3,309      14,312   12,801
Net Premises and Equipment                 1,129       975       4,241    3,646
Restructuring-Related Items                   (2)      (21)         (5)     (45)
Other Expense                              3,252     2,861      13,191   10,538
                                        --------------------  ------------------
                                           8,199     7,124      31,739   26,940
                                        --------------------  ------------------

INCOME BEFORE INCOME TAXES AND
  MINORITY INTEREST                         6,273    5,066      24,405   19,646
INCOME TAXES                                1,769    1,488       7,294    5,827
MINORITY INTEREST, NET OF INCOME TAXES         54       39         203      278
                                        --------------------  ------------------
NET INCOME                                $ 4,450  $ 3,539     $16,908  $13,541
                                        ====================  ==================


(1) Reclassified to conform to current period's presentation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   CITICORP
                                                   (Registrant)


                                          By:  /s/ William P. Hannon
                                               ---------------------
                                                   William P. Hannon
                                                   Controller


Dated:  January 21, 2005